Fifth Third
    Quality Growth VIP Fund

Q. WHAT WAS THE FUND'S TOTAL RETURN DURING THE 12-MONTH PERIOD FROM JANUARY 1, 2002 THROUGH DECEMBER 31, 2002?

The Fund posted a total return of -30.02%. That compared to returns for the Fund's benchmarks of -22.09% for the S&P 500 Index, and -27.89% for the Russell 1000 Growth Index.

Q.     WHAT WERE CONDITIONS LIKE IN THE STOCK MARKET DURING THE PERIOD?

The U.S. economy experienced a moderate recovery due to aggressive monetary policy by the Federal Reserve Board (the "Fed"). Despite this economic growth, stocks performed poorly during the period. Weak corporate profits and lagging investor confidence put considerable pressure on the stock market, which also was affected by concerns about a possible war with Iraq and increased visibility of corporate malfeasance in the wake of the Enron and WorldCom scandals.

Shares of mid-sized companies held up better than those of large companies, but growth-oriented stocks performed poorly during the period due to greater concerns about earnings volatility and the increased risk among such stocks.

Q.     HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

Attractive valuations in the healthcare, consumer discretionary, industrial and information technology sectors led us to increase the Fund's exposure in these areas. We invested in shares of companies that we believed had strong financials and sustainable earnings, and would benefit from an economic rebound.

We decreased the Fund's exposure to financial stocks, taking profits on many of our holdings as such stocks appreciated strongly during the period. We avoided the telecommunications sector during the period due to continued overcapacity, increased competition and high valuations among stocks in that industry. We also avoided shares of energy firms due to a lack of growth in that sector, and shares of consumer staples companies because of high valuations. Because the Fund focuses more on growth oriented companies, the Fund underperformed its benchmark which includes both growth and value stocks.

Q.     WHAT STOCKS BENEFITED THE FUND'S PERFORMANCE?

The Fund benefited from its investment in stocks such as: Target Corp. (3.4% of net assets), Lowe's Cos., Inc. (2.8%), Amgen, Inc. (4.1%), Forest
Laboratories, Inc. (2.6%), Microsoft Corp. (3.9%), Cisco Systems, Inc. (4.3%), Fiserv, Inc. (3.3%) and Paychex, Inc. (0.1%). We added shares of paper company Avery Dennison Corp. (1.0%) due to the industrial firm's stable growth characteristics. We took advantage of price weakness in the technology

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
PERFORMANCE OVERVIEW
1/26/2001 - 12/31/2002
GROWTH OF A $10,000 INVESTMENT.

            QUALITY GROWTH VIP FUND  RUSSELL 1000 GROWTH INDEX  S&P 500 INDEX
1/26/2001                   $10,000                    $10,005        $10,084
1/31/2001                   $10,030                    $10,005        $10,084
2/28/2001                    $8,910                     $8,306         $9,165
3/31/2001                    $8,000                     $7,402         $8,584
4/30/2001                    $8,880                     $8,338         $9,251
5/31/2001                    $8,900                     $8,216         $9,313
6/30/2001                    $8,551                     $8,025         $9,086
7/31/2001                    $8,391                     $7,825         $8,997
8/31/2001                    $7,811                     $7,185         $8,434
9/30/2001                    $7,121                     $6,468         $7,753
10/31/2001                   $7,341                     $6,807         $7,901
11/30/2001                   $8,161                     $7,461         $8,507
12/31/2001                   $8,262                     $7,447         $8,581
1/31/2002                    $8,272                     $7,315         $8,456
2/28/2002                    $7,722                     $7,012         $8,293
3/31/2002                    $8,121                     $7,254         $8,605
4/30/2002                    $7,431                     $6,662         $8,083
5/31/2002                    $7,221                     $6,501         $8,023
6/30/2002                    $6,531                     $5,900         $7,452
7/31/2002                    $6,090                     $5,575         $6,871
8/31/2002                    $6,151                     $5,592         $6,916
9/30/2002                    $5,430                     $5,012         $6,165
10/31/2002                   $5,940                     $5,472         $6,707
11/30/2002                   $6,360                     $5,769         $7,102
12/31/2002                   $5,780                     $5,370         $6,684

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE CHART REPRESENTS HISTORICAL PERFORMANCE OF A HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIFTH THIRD QUALITY GROWTH VIP FUND FROM 1/26/01 TO 12/31/02. THE RETURNS INCLUDE FUND LEVEL EXPENSES, BUT EXCLUDE INSURANCE CONTRACT CHARGES.

DURING THE PERIOD SHOWN, THE ADVISOR, ADMINISTRATOR AND/OR AFFILIATES WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.

THE FUND'S PERFORMANCE IS MEASURED AGAINST THE STANDARD & POOR'S 500 STOCK INDEX AND THE RUSSELL 1000 GROWTH INDEX. THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX THAT IS GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE S&P 500 STOCK INDEX AND THE RUSSELL 1000 GROWTH INDEX DO NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

Fifth Third
   Quality Growth VIP Fund, continued

                                     sector to add to the Fund's exposure to
                                     Cisco Systems, Inc. (4.3%), Intel Corp.
                                     (3.0%), and Microsoft Corp. (3.9%), and
                                     also took profits on these positions as
                                     technology stocks rallied late in the
                                     period. *

                                       Q.     WHAT IS YOUR OUTLOOK FOR THE STOCK
                                              MARKET?

                                     We believe that interest rates and
                                     inflation will remain low during the coming months, which should help support stock prices. Stock valuations are at the lowest level in recent years, and stocks' earnings yields are very attractive relative to the returns available on bonds or cash equivalents. We believe corporate earnings will accelerate their recovery, though such a rebound will probably be modest.

                                     We will maintain our disciplined strategy of investing in high-quality companies with above-average earnings growth that should benefit from a recovery in the economy and corporate earnings. We believe that industrials and information technology will benefit from our expectations of continued growth in the economy and increased corporate spending.

                                       Q.     WHAT WERE THE FUND'S TOP FIVE
                                              HOLDINGS ON DECEMBER 31, 2002?

                                     The Fund's top five holdings were Sysco
                                     Corp. (4.4% of net assets), Cisco
                                     Systems, Inc. (4.3%), Amgen, Inc. (4.1%),
                                     Microsoft Corp. (3.9%) and Target Corp.
                                     (3.4%). *
                 ---------------------------------------------------------------
                                     * Portfolio composition is subject to
                                       change.

Fifth Third
    Balanced VIP Fund

Q. HOW DID THE FUND PERFORM DURING THE PERIOD FROM ITS INCEPTION ON JULY 15, 2002 THROUGH DECEMBER 31, 2002?

The Fund posted a 5.37% total return. That compared to returns for the Fund's benchmarks of 0.63% * for the Russell 1000 Index, and 4.96% ** for the Lehman Brothers Aggregate Bond Index.

Q. WHAT WERE CONDITIONS LIKE IN THE ECONOMY AND THE STOCK MARKET DURING THE PERIOD?

The economic environment was very uneven during the period. The Federal Reserve Board (the "Fed") kept interest rates at 40-year lows in an effort to boost economic growth. Consumer spending did fuel modest growth, however, the economy remained hampered by weak corporate spending. Increased geopolitical tensions with Iraq and North Korea further damaged investor confidence, which was already shaken due to corporate accounting scandals such as Enron and Worldcom.

Equity performance in this environment was mixed. Both October and November produced strong returns with December negative as geopolitical events dominated the airwaves. In this environment, investors' flight to quality aided high quality fixed-income securities performance relative to low grade issues and equities. Government and agency bonds outperformed corporate issues, as investors sought out the highest-quality securities.

Q.     HOW DID YOU MANAGE THE FUND'S EQUITY PORTFOLIO IN THAT ENVIRONMENT?

We held a large portion of the Fund's assets in cash during the period following its inception because few stocks exhibited the characteristics we look for, namely shares of high-quality companies with strong earnings. We avoided highly cyclical companies, which we feel helped during the period as many cyclical names performed poorly. *

We found attractive opportunities in the financial services sector. In our opinion, these stocks are relatively safe and offer solid dividend yields that help support them during down markets. The Fund benefited from its investments in financial-services companies such as American International Group, Inc. (2.5% of net assets), AFLAC, Inc. (1.3%), Marsh & McLennan Cos., Inc. (0.6%) and Northern Trust Corp. (1.3%). We also found opportunities among industrial stocks, which we anticipate will perform well as the economy rebounds and cost-cutting measures take hold within the industry. A few other names that benefited the Fund included Avery-Dennison Corp. (2.1%), Fastenal Co. (1.9%) and Paychex, Inc. (1.0%). ***

Toward the end of the period, we found attractive valuations within the healthcare sector and began trimming the Fund's exposure to regional banks. We believe regional banks will be negatively impacted by continued low interest rates, which affect these banks' interest margins.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
PERFORMANCE OVERVIEW
7/15/2002 - 12/31/2002
GROWTH OF A $10,000 INVESTMENT.

            BALANCED VIP FUND  RUSSELL 1000 INDEX  LEHMAN BROTHERS AGGREGATE BOND INDEX
7/15/2002             $10,000             $10,000                               $10,000
7/31/2002             $10,550
8/31/2002             $10,680             $10,424                               $10,169
9/30/2002             $10,190              $9,305                               $10,334
10/31/2002            $10,580             $10,078                               $10,286
11/30/2002            $10,809             $10,668                               $10,284
12/31/2002            $10,537             $10,064                               $10,496

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE CHART REPRESENTS HISTORICAL PERFORMANCE OF A HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIFTH THIRD BALANCED VIP FUND FROM 7/15/02 TO 12/31/02. THE RETURNS INCLUDE FUND LEVEL EXPENSES, BUT EXCLUDE INSURANCE CONTRACT CHARGES.

DURING THE PERIOD SHOWN, THE ADVISOR, ADMINISTRATOR AND/OR AFFILIATES WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.

THE FUND'S PERFORMANCE IS MEASURED AGAINST THE RUSSELL 1000 INDEX AND THE LEHMAN BROTHER AGGREGATE BOND INDEX. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE LEHMAN BROTHER AGGREGATE BOND INDEX IS AN UNMANAGED TOTAL RETURN INDEX MEASURING BOTH CAPITAL PRICE CHANGE AND INCOME PROVIDED BY THE UNDERLYING UNIVERSE OF SECURITIES AND IS GENERALLY REPRESENTATIVE OF THE PERFORMANCE OF THE BOND MARKET AS A WHOLE. THE RUSSELL 1000 INDEX AND LEHMAN BROTHER AGGREGATE BOND INDEX DO NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

Fifth Third
   Balanced VIP Fund, continued

                                       Q.     HOW DID YOU MANAGE THE FUND'S
                                              FIXED-INCOME PORTFOLIO IN THAT
                                              ENVIRONMENT?

                                     We positioned the Fund with a duration that was roughly neutral to that of its benchmark, the Lehman Brothers Aggregate Bond Index. In addition, the weighted average maturity of the Fund was maintained at 5.7 years, roughly in line with the Index. This strategy helped performance because economic uncertainty made duration bets risky.

                                     The fixed-income portion of the portfolio was positioned primarily in agency bonds, which we feel offered solid yields without additional risk. In the fixed-income part of the Balanced Fund, we sought to offset the risks of the Fund's equity holdings. As a result, we avoided corporate bonds and kept the Fund's fixed-income holdings relatively low-risk.

                                       Q.     HOW DID THE FUND'S ALLOCATION TO
                                              STOCKS AND BONDS CHANGE DURING THE
                                              PERIOD?

                                     On December 31, 2002 the Fund's asset
                                     allocation was: 63.3% of assets in stocks, 27.7% in bonds and 9.0% in cash. The Fund began operations in July with 100% cash. ***

                                       Q.     WHAT IS YOUR OUTLOOK FOR THE STOCK
                                              AND BOND MARKETS, AND HOW WILL YOU
                                              POSITION THE FUND IN THAT
                                              ENVIRONMENT?

                                     We expect to see modest economic growth
                                     during 2003, and we feel interest rates and inflation should remain low. Also, Government spending and Fed action should help the economy and the stock market rebound.

                                     We believe that the industrial sector
                                     offers a way to capitalize on such a
                                     recovery. In addition, technology
                                     companies -- particularly those poised to benefit from a broad economic recovery -- should perform well. After three years of outperformance, we anticipate fixed-income securities could offer lower returns more in line with historical standards. We expect to keep the Fund's average maturity roughly in line with that of its benchmarks.

                                       Q.     WHAT WERE THE FUND'S TOP FIVE
                                              EQUITY HOLDINGS AS OF
                                              DECEMBER 31, 2002?

                                     The Fund's top five equity holdings were
                                     American International Group, Inc. (2.5% of
                                     net assets), Biomet, Inc. (2.2%), Exxon
                                     Mobil Corp. (2.2%), United Technologies
                                     Corp. (2.2%) and PepsiCo, Inc. (2.1%). ***
                 ---------------------------------------------------------------
                                     *  Represents the period from 7/18/02 to
                                        12/31/02.
                                     ** Represents the period from 7/31/02 to
                                        12/31/02.
                                     *** Portfolio composition is subject to
                                         change.

Fifth Third
    Mid Cap VIP Fund

Q. WHAT WAS THE FUND'S TOTAL RETURN DURING THE PERIOD FROM ITS INCEPTION ON JULY 15, 2002 THROUGH DECEMBER 31, 2002?

The Fund posted a total return of 5.00% during this period. That compared with a 0.82% * return for the Fund's benchmark, the Russell Midcap Index.

Q. WHAT WERE CONDITIONS LIKE IN THE ECONOMY AND THE STOCK MARKET DURING THE PERIOD?

The economy experienced modest growth during the period as interest rates and inflation levels remained low. However, the stock market performed very poorly during much of the period as corporate profits remained weak and investors were concerned that an economic recovery was not sustainable. Geopolitical concerns, such as the potential for war with Iraq, also weighed heavily on the stock market.

Q.     HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

We were overweight relative to the Fund's benchmark in consumer discretionary, healthcare, industrial and technology stocks. We trimmed our relative exposure to financial services and consumer discretionary stocks later in the period. We increased our weighting in technology stocks. That strategy hurt performance as technology stocks sold off late in the third quarter of 2002 due to investor concerns about weak profits in the sector. However, a technology rally late in the period recouped some of these losses.

Q.     WHAT STOCKS BENEFITED THE FUND'S PERFORMANCE?

The Fund benefited from its investment in stocks such as Coach, Inc. (4.3% of net assets), Panera Bread Co., Class A (3.7%), Williams-Sonoma, Inc. (3.6%), Forest Laboratories, Inc. (3.9%), IDEC Pharmaceuticals Corp. (2.6%), L-3 Communications Holdings, Inc. (2.9%), Fastenal Co. (2.9%), BEA Systems, Inc. (4.5%) and Affiliated Computer Services, Inc. (4.1%). **

Q.     WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET GOING FORWARD?

We expect to see modest economic growth in a low-inflation, low-interest rate environment. We believe corporate earnings should improve, which should help boost stock market performance. Valuations, which had been very high, have dropped significantly, which could help provide the Fund with attractive investment opportunities among mid-cap stocks.

We feel the Fund's portfolio is well-positioned to take advantage of an economic recovery. We will concentrate on shares of firms with stable and consistent growth characteristics. We anticipate finding attractive opportunities in the information technology, industrial, consumer discretionary, health care and financial services sectors.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
7/15/2002 - 12/31/2002
GROWTH OF A $10,000 INVESTMENT.

            MID CAP VIP FUND  RUSSELL MIDCAP INDEX
7/15/2002            $10,000               $10,000
7/31/2002            $10,990
8/31/2002            $11,000               $10,291
9/30/2002             $9,770                $9,342
10/31/2002           $10,480                $9,814
11/30/2002           $11,381               $10,495
12/31/2002           $10,501               $10,082

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE CHART REPRESENTS HISTORICAL PERFORMANCE OF A HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIFTH THIRD MID CAP VIP FUND FROM 7/15/02 TO 12/31/02. THE RETURNS INCLUDE FUND LEVEL EXPENSES BUT EXCLUDE INSURANCE CONTRACT CHARGES.

DURING THE PERIOD SHOWN, THE ADVISOR, ADMINISTRATOR AND/OR AFFILIATES WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.

THE RUSSELL MIDCAP INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE MID-CAP SECTOR OF THE U.S. STOCK MARKET. THE INDEX REFLECTS INCOME AND DISTRIBUTIONS, IF ANY, BUT DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

Fifth Third
   Mid Cap VIP Fund, continued

                                       Q.     WHAT WERE THE FUND'S TOP FIVE
                                              EQUITY HOLDINGS AS OF
                                              DECEMBER 31, 2002?

                                     The Fund's top five equity holdings were
                                     BEA Systems, Inc. (4.5% of net assets),
                                     Coach, Inc. (4.3%), Affiliated Computer
                                     Services, Inc. (4.1%), Mercury Interactive
                                     Corp. (3.9%) and Forest Laboratories, Inc.
                                     (3.9%). **
                 ---------------------------------------------------------------
                                     * Represents the period from 7/18/02 to
                                       12/31/02.
                                     ** Portfolio composition is subject to
                                        change.

Fifth Third
    Disciplined Value VIP Fund

Q. WHAT WAS THE FUND'S TOTAL RETURN DURING THE PERIOD FROM INCEPTION ON JULY 15, 2002 THROUGH DECEMBER 31, 2002?

The Fund's total return was 3.53% during this period. That compared to a return of 0.55% * for the Fund's benchmark, the Russell 1000 Value index.

Q. WHAT WERE CONDITIONS LIKE IN THE ECONOMY AND THE STOCK MARKET DURING THE PERIOD?

The economy experienced a modest recovery during the period, thanks to consumer spending and fiscal and monetary stimulus. In addition, interest rates and inflation remained low. However, capital spending was weak and investor confidence declined in light of corporate accounting scandals, such as Enron and WorldCom and geopolitical concerns -- potential war with Iraq and growing tensions between the U.S. and North Korea.

Q.     HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

We positioned the Fund, relative to its benchmark, with an overweight share of healthcare and information technology stocks. The Fund benefited from these positions, as these stocks performed well in the fourth quarter of 2002. We trimmed some of our health care and technology holdings late in the period, taking profits as these stocks' valuations rose.

We held an underweight position relative to the Fund's benchmark in consumer staples and financials, which had a positive effect on the portfolio. Financial stocks performed in line with the market, but consumer staples stocks under-performed towards the end of the period as defensive stocks lagged the overall market. Though the Fund's overall financial weighting is still considerably smaller than that of the Russell 1000 Value Index, we added to our financial exposure during the period as valuations became more attractive in that sector. **

We also reduced the Fund's exposure to small companies. Such stocks performed well in recent years, and as a result small-cap valuations were less attractive relative to those of large company stocks. We reduced exposure to small-cap names that included Bob Evans Farms, Inc. (0.3% of net assets) and RPM International, Inc. (0.5%). **

Q.     WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET GOING FORWARD?

We are optimistic that the stock market's performance in 2003 will be attractive. After three years of negative performance, equity valuations are very encouraging. What's more, monetary policy, fiscal policy and a weakening dollar should stimulate economic growth in the coming year. Concerns about tensions in Iraq and North Korea may hamper stock prices in the near term, however we are hopeful that these problems will be resolved by mid-year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
PERFORMANCE OVERVIEW
7/15/2002 - 12/31/2002
GROWTH OF A $10,000 INVESTMENT.

            DISCIPLINED VALUE VIP FUND  RUSSELL 1000 VALUE INDEX
7/15/2002                      $10,000                   $10,000
7/31/2002                      $10,770
8/31/2002                      $10,690                   $10,359
9/30/2002                       $9,350                    $9,207
10/31/2002                     $10,050                    $9,889
11/30/2002                     $11,160                   $10,512
12/31/2002                     $10,353                   $10,055

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE CHART REPRESENTS HISTORICAL PERFORMANCE OF A HYPOTHETICAL INVESTMENT OF $10,000 IN THE FIFTH THIRD DISCIPLINED VALUE VIP FUND FROM 7/15/02 TO 12/31/02. THE RETURNS INCLUDE FUND LEVEL EXPENSES, BUT EXCLUDE INSURANCE CONTRACT CHARGES.

DURING THE PERIOD SHOWN, THE ADVISOR, ADMINISTRATOR AND/OR AFFILIATES WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.

THE FUND'S PERFORMANCE IS MEASURED AGAINST THE RUSSELL 1000 VALUE INDEX. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX THAT MEASURES PERFORMANCE OF THOSE RUSSELL 1000 SECURITIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 VALUE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN THE UNDERLYING SECURITIES.

Fifth Third
   Disciplined Value VIP Fund, continued

                                     The Fund's sector weightings and stock
                                     selection are driven largely by valuation rather than by the economic environment. However, we intend to reduce the Fund's exposure to defensive sectors such as consumer staples and health care in anticipation of a stronger economy and better stock market environment in 2003.

                                       Q.     WHAT WERE THE FUND'S TOP FIVE
                                              EQUITY HOLDINGS AS OF
                                              DECEMBER 31, 2002?

                                     The Fund's top five equity holdings were
                                     Verizon Communications, Inc. (4.3% of net
                                     assets), Caterpillar, Inc. (3.9%), Royal
                                     Dutch Petroleum Co. (3.6%) KeyCorp. (3.6%)
                                     and CVS Corp. (3.5%). **
                 ---------------------------------------------------------------
                                     * Represents the period from 7/18/02 to
                                       12/31/02.
                                     ** Portfolio composition is subject to
                                        change.

 FIFTH THIRD QUALITY GROWTH VIP FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

                        SECURITY
SHARES                DESCRIPTION                   VALUE
------  ----------------------------------------  ----------
COMMON STOCKS -- (98.5%)
        BANKING (10.1%)
2,800   Bank of New York Co., Inc...............  $   67,088
  200   First Tennessee National Corp...........       7,188
3,500   Mellon Financial Corp...................      91,385
  200   National Commerce Financial Corp........       4,770
1,800   Northern Trust Corp.....................      63,090
2,000   Washington Mutual, Inc..................      69,060
  150   Wells Fargo Co..........................       7,031
                                                  ----------
                                                     309,612
                                                  ----------
        BUSINESS SERVICES (1.9%)
1,200   Cintas Corp.............................      54,900
  100   Paychex, Inc............................       2,790
                                                  ----------
                                                      57,690
                                                  ----------
        CHEMICALS (1.3%)
  800   Ecolab, Inc.............................      39,600
                                                  ----------
        COMPUTER SOFTWARE & SERVICES (8.8%)
4,000   BEA Systems, Inc. (b)...................      45,880
3,000   Fiserv, Inc. (b)........................     101,850
2,300   Microsoft Corp. (b).....................     118,910
  100   SunGard Data Systems, Inc. (b)..........       2,356
  100   Wind River Systems, Inc. (b)............         410
                                                  ----------
                                                     269,406
                                                  ----------
        COMPUTER SYSTEMS & EQUIPMENT (5.0%)
10,000  Cisco Systems, Inc. (b).................     131,000
  300   IBM Corp................................      23,250
  150   Sun Microsystems, Inc. (b)..............         467
                                                  ----------
                                                     154,717
                                                  ----------
        CONSUMER DURABLE (1.3%)
  600   Danaher Corp............................      39,420
                                                  ----------
        CONSUMER SERVICES (4.4%)
4,500   Sysco Corp..............................     134,055
                                                  ----------
        DIVERSIFIED OPERATIONS (3.8%)
  700   3M Co...................................      86,310
  500   Avery Dennison Corp.....................      30,540
                                                  ----------
                                                     116,850
                                                  ----------
        ELECTRONICS (14.7%)
  475   ADC Telecommunications, Inc. (b)........         993
2,500   Agilent Technologies, Inc. (b)..........      44,900
4,000   Analog Devices, Inc. (b)................      95,479
2,400   Applied Materials, Inc. (b).............      31,272
4,000   Flextronics International Ltd. (b)......      32,760
6,000   Intel Corp..............................      93,420
2,000   Maxim Integrated Products, Inc..........      66,080
6,000   Texas Instruments, Inc..................      90,060
                                                  ----------
                                                     454,964
                                                  ----------
        ENERGY (2.3%)
  400   Exxon Mobil Corp........................      13,976
  100   Schlumberger Ltd........................       4,209
3,000   Varco International, Inc. (b)...........      52,200
                                                  ----------
                                                      70,385
                                                  ----------
        FINANCIAL SERVICES (3.0%)
  500   A.G. Edwards, Inc.......................      16,480
  800   Marsh & McLennan Cos., Inc..............      36,968
  100   Merrill Lynch & Co., Inc................       3,795
                       SECURITY
SHARES                DESCRIPTION                   VALUE
------  ----------------------------------------  ----------
  400   Stilwell Financial, Inc.................       5,228
1,050   T. Rowe Price Group, Inc................  $   28,644
                                                  ----------
                                                      91,115
                                                  ----------
        HEALTH CARE (3.4%)
  100   Baxter International, Inc...............       2,800
1,100   Biomet, Inc.............................      31,526
1,500   HCA Inc.................................      62,250
  200   Medtronic, Inc..........................       9,120
                                                  ----------
                                                     105,696
                                                  ----------
        INSURANCE (1.9%)
1,000   American International Group, Inc.......      57,850
                                                  ----------
        MANUFACTURING (6.7%)
3,000   General Electric Corp...................      73,050
1,000   Harley-Davidson, Inc....................      46,200
1,000   Illinois Tool Works, Inc................      64,860
  500   Teleflex, Inc...........................      21,445
                                                  ----------
                                                     205,555
                                                  ----------
        MEDIA/PUBLISHING (2.9%)
2,000   Clear Channel
         Communications, Inc. (b)...............      74,580
  200   Omnicom Group, Inc......................      12,920
                                                  ----------
                                                      87,500
                                                  ----------
        PHARMACEUTICALS (10.8%)
2,600   Amgen, Inc. (b).........................     125,684
  800   Forest Laboratories, Inc. (b)...........      78,576
1,500   IDEC Pharmaceuticals Corp. (b)..........      49,755
1,000   King Pharmaceuticals, Inc. (b)..........      17,190
1,000   MedImmune, Inc. (b).....................      27,170
1,100   Pfizer, Inc.............................      33,627
                                                  ----------
                                                     332,002
                                                  ----------
        RETAIL (12.9%)
1,000   American Eagle Outfitters, Inc. (b).....      13,780
3,000   Home Depot, Inc.........................      71,880
1,200   Kohl's Corp. (b)........................      67,140
2,300   Lowe's Cos., Inc........................      86,250
3,500   Target Corp.............................     104,999
1,000   Wal-Mart Stores, Inc....................      50,510
                                                  ----------
                                                     394,559
                                                  ----------
        TELECOMMUNICATIONS (3.3%)
2,000   Alltel Corp.............................     102,000
                                                  ----------
        Total Common Stocks.....................   3,022,976
                                                  ----------
INVESTMENT COMPANIES -- (2.0%)
  100   Dreyfus Cash Management Money Market
         Fund...................................         100
60,754  Federated Prime Value Obligations Money
         Market Fund............................      60,754
                                                  ----------
        Total Investment Companies..............      60,854
                                                  ----------
Total Investments (Cost $3,741,747) (a) --         3,083,830
 100.5%.........................................
Liabilities in excess of other assets --             (16,754)
 (0.5)%.........................................
                                                  ----------
NET ASSETS -- 100.0%............................  $3,067,076
                                                  ==========

------------------------------

(a) Represents cost for financial reporting and federal income tax purposes and differs from market value by net unrealized depreciation of $(657,917) which is composed of $83,935 appreciation and $(741,852) depreciation at December 31, 2002.
(b)  Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

________________________________________________________________________________

 FIFTH THIRD BALANCED VIP FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

                           SECURITY
 SHARES                  DESCRIPTION                  VALUE
---------  ----------------------------------------  --------
COMMON STOCKS -- (63.3%)
           AEROSPACE & DEFENSE (2.2%)
     247   United Technologies Corp................  $ 15,299
                                                     --------
           BANKING (7.1%)
     576   Bank of New York Co., Inc...............    13,801
     530   Mellon Financial Corp...................    13,839
     565   National Commerce Financial Corp........    13,475
     265   Northern Trust Corp.....................     9,288
                                                     --------
                                                       50,403
                                                     --------
           BUSINESS SERVICES (2.9%)
     355   Fastenal Co.............................    13,273
     250   Paychex, Inc............................     6,975
                                                     --------
                                                       20,248
                                                     --------
           CHEMICALS (2.3%)
     121   Air Products and Chemicals, Inc.........     5,173
     222   Ecolab, Inc.............................    10,989
                                                     --------
                                                       16,162
                                                     --------
           COMPUTER SOFTWARE & SERVICES (3.4%)
     165   Automatic Data Processing, Inc..........     6,476
     189   Fiserv, Inc. (b)........................     6,417
     216   Microsoft Corp. (b).....................    11,167
                                                     --------
                                                       24,060
                                                     --------
           COMPUTER SYSTEMS & EQUIPMENT (1.1%)
     100   IBM Corp................................     7,750
                                                     --------
           CONSUMER NON-DURABLE (1.5%)
     355   Gillette Co.............................    10,778
                                                     --------
           CONSUMER SERVICES (4.2%)
     360   PepsiCo, Inc............................    15,199
     480   Sysco Corp..............................    14,299
                                                     --------
                                                       29,498
                                                     --------
           DIVERSIFIED OPERATIONS (2.1%)
     240   Avery Dennison Corp.....................    14,659
                                                     --------
           ELECTRONICS (3.1%)
     430   Applied Materials, Inc. (b).............     5,603
     800   Flextronics International Ltd. (b)......     6,552
     288   Maxim Integrated Products, Inc..........     9,515
                                                     --------
                                                       21,670
                                                     --------
           ENERGY (5.0%)
      90   ChevronTexaco Corp......................     5,983
     455   Exxon Mobil Corp........................    15,898
     290   Questar Corp............................     8,068
     137   Schlumberger Ltd........................     5,766
                                                     --------
                                                       35,715
                                                     --------
           FINANCIAL SERVICES (0.6%)
      94   Marsh & McLennan Cos., Inc..............     4,344
                                                     --------
           HEALTH CARE (3.5%)
     185   Baxter International, Inc...............     5,180
     555   Biomet, Inc.............................    15,906
      85   Medtronic, Inc..........................     3,876
                                                     --------
                                                       24,962
                                                     --------
           INSURANCE (3.8%)
     308   AFLAC, Inc..............................     9,277
SHARES OR
PRINCIPAL                 SECURITY
 AMOUNT                  DESCRIPTION                  VALUE
---------  ----------------------------------------  --------
     303   American International Group, Inc.......  $ 17,529
                                                     --------
                                                       26,806
                                                     --------
           MANUFACTURING (3.6%)
     265   Emerson Electric Corp...................    13,474
     253   General Electric Corp...................     6,161
     105   Zebra Technologies Corp.,
            Class A (b)............................     6,017
                                                     --------
                                                       25,652
                                                     --------
           MEDIA/PUBLISHING (1.3%)
     145   Omnicom Group, Inc......................     9,367
                                                     --------
           PHARMACEUTICALS (8.2%)
     279   Abbott Laboratories.....................    11,160
     246   Amgen, Inc. (b).........................    11,892
     185   Johnson & Johnson.......................     9,936
     218   Merck & Co., Inc........................    12,341
     419   Pfizer, Inc.............................    12,810
                                                     --------
                                                       58,139
                                                     --------
           RETAIL (5.6%)
     515   Home Depot, Inc.........................    12,340
     300   Target Corp.............................     9,000
     179   Wal-Mart Stores, Inc....................     9,041
     307   Walgreen Co.............................     8,961
                                                     --------
                                                       39,342
                                                     --------
           TELECOMMUNICATIONS (1.8%)
     467   SBC Communications, Inc.................    12,660
                                                     --------
           Total Common Stocks.....................   447,514
                                                     --------
U.S. GOVERNMENT AGENCIES -- (27.7%)
           FANNIE MAE (23.9%)
$ 75,000   3.00%, 6/15/04..........................    76,623
  65,000   3.88%, 3/15/05..........................    67,907
  20,000   7.25%, 5/15/30..........................    25,158
                                                     --------
                                                      169,688
                                                     --------
           FREDDIE MAC (3.8%)
  25,000   5.13%, 7/15/12..........................    26,608
                                                     --------
           Total U.S. Government Agencies..........   196,296
                                                     ========
REPURCHASE AGREEMENTS -- (14.8%)
 105,000   UBS Warburg, 1.10%, 1/2/03,
            (Proceeds at maturity $105,006,
            collateralized by a U.S. Treasury
            Note)..................................   105,000
                                                     --------
           Total Repurchase Agreements.............   105,000
                                                     ========
Total Investments (Cost $725,271) (a) -- 105.8%....   748,810
Liabilities in excess of other                        (41,064)
 assets -- (5.8)%..................................
                                                     --------
NET ASSETS -- 100.0%...............................  $707,746
                                                     ========

------------------------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $1,157. Cost for federal tax purposes differs from value by net unrealized appreciation of $22,382, which is composed of $33,708 appreciation and $(11,326) depreciation at December 31, 2002.
(b)  Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

________________________________________________________________________________

 FIFTH THIRD MID CAP VIP FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

                           SECURITY
 SHARES                  DESCRIPTION                  VALUE
---------  ----------------------------------------  --------
COMMON STOCKS -- (93.5%)
           APPAREL MANUFACTURERS (4.3%)
   1,000   Coach, Inc. (b).........................  $ 32,920
                                                     --------
           BANKING (9.1%)
     700   First Tennessee National Corp...........    25,158
   1,000   National Commerce Financial Corp........    23,850
     600   North Fork Bancorp......................    20,244
                                                     --------
                                                       69,252
                                                     --------
           BUSINESS EQUIPMENT & SERVICES (4.1%)
     600   Affiliated Computer
            Services, Inc. (b).....................    31,590
                                                     --------
           BUSINESS SERVICES (2.9%)
     600   Fastenal Co.............................    22,434
                                                     --------
           COMPUTER SOFTWARE & SERVICES (13.4%)
   1,000   Activision, Inc. (b)....................    14,590
   3,000   BEA Systems, Inc. (b)...................    34,410
     700   Fiserv, Inc. (b)........................    23,765
   1,000   Mercury Interactive Corp. (b)...........    29,650
                                                     --------
                                                      102,415
                                                     --------
           EDUCATION (2.6%)
     500   Career Education Corp. (b)..............    20,000
                                                     --------
           ELECTRONICS (14.2%)
   3,000   Flextronics International Ltd. (b)......    24,570
     900   International Rectifier Corp. (b).......    16,614
   1,000   Microchip Technology, Inc...............    24,450
     600   QLogic Corp. (b)........................    20,706
   3,000   Tellabs, Inc. (b).......................    21,810
                                                     --------
                                                      108,150
                                                     --------
           HEALTH AND FITNESS (1.8%)
   1,000   Nautilus Group Inc. (b).................    13,360
                                                     --------
           HEALTH CARE (8.8%)
     500   Biomet, Inc.............................    14,330
   1,000   Medical Staffing Network Holdings
            Inc (b)................................    16,000
     600   Mid Atlantic Medical
            Services, Inc. (b).....................    19,440
     400   Patterson Dental Co. (b)................    17,496
                                                     --------
                                                       67,266
                                                     --------
SHARES OR
PRINCIPAL                 SECURITY
 AMOUNT                  DESCRIPTION                  VALUE
---------  ----------------------------------------  --------
           MANUFACTURING (3.3%)
     800   Gentex Corp. (b)........................  $ 25,312
                                                     --------
           PHARMACEUTICALS (10.5%)
     500   Biovail Corp. International (b).........    13,205
     300   Forest Laboratories, Inc. (b)...........    29,466
     600   IDEC Pharmaceuticals Corp. (b)..........    19,902
   1,000   King Pharmaceuticals, Inc. (b)..........    17,190
                                                     --------
                                                       79,763
                                                     --------
           RETAIL (15.6%)
   1,400   Chico's FAS, Inc. (b)...................    26,474
     700   Christopher & Banks Corp. (b)...........    14,525
     700   Michael's Stores, Inc. (b)..............    21,910
     800   Panera Bread Co., Class A (b)...........    27,848
   1,000   Williams-Sonoma, Inc. (b)...............    27,150
                                                     --------
                                                      117,907
                                                     --------
           TECHNOLOGY (2.9%)
     500   L-3 Communications
            Holdings, Inc. (b).....................    22,455
                                                     --------
           Total Common Stocks.....................   712,824
                                                     ========
REPURCHASE AGREEMENTS (8.1%)
 $62,000   UBS Warburg, 1.10%, 1/2/03,
            (Proceeds at maturity $62,004,
            collateralized by a U.S. Treasury
            Note)..................................    62,000
                                                     --------
           Total Repurchase Agreements.............    62,000
                                                     ========
Total Investments (Cost $746,974) (a) -- 101.6%....   774,824
Liabilities in excess of other assets -- (1.6)%....   (12,503)
                                                     --------
NET ASSETS -- 100.0%...............................  $762,321
                                                     ========

------------------------------

(a) Represents cost for financial reporting and federal income tax purposes and differs from market value by net unrealized appreciation of $27,850 which is composed of $80,249 appreciation and $(52,399) depreciation at December 31, 2002.
(b)  Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

________________________________________________________________________________

 FIFTH THIRD DISCIPLINED VALUE VIP FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

                           SECURITY
 SHARES                  DESCRIPTION                  VALUE
---------  ----------------------------------------  --------
COMMON STOCKS -- (95.1%)
           AUTOMOTIVE (0.5%)
     100   General Motors Corp.....................  $  3,686
                                                     --------
           BANKING (12.4%)
     850   FleetBoston Financial Corp..............    20,655
     975   J.P. Morgan Chase & Co..................    23,400
   1,050   KeyCorp.................................    26,396
     375   SunTrust Banks, Inc.....................    21,345
                                                     --------
                                                       91,796
                                                     --------
           BUILDING & CONSTRUCTION (2.1%)
     750   Masco Corp..............................    15,788
                                                     --------
           CAPITAL GOODS (3.9%)
     625   Caterpillar, Inc........................    28,575
                                                     --------
           CHEMICALS (3.1%)
     775   Dow Chemical Co.........................    23,018
                                                     --------
           COMPUTER SOFTWARE & SERVICES (0.2%)
     100   BMC Software, Inc. (b)..................     1,711
                                                     --------
           COMPUTER SYSTEMS & EQUIPMENT (3.1%)
     775   Hewlett-Packard Co......................    13,454
     125   IBM Corp................................     9,688
                                                     --------
                                                       23,142
                                                     --------
           CONSUMER CYCLICAL (2.5%)
     750   Carnival Corp...........................    18,713
                                                     --------
           CONSUMER PRODUCTS (3.6%)
      75   Cadbury Schweppes PLC, ADR..............     1,921
     600   International Paper Co..................    20,982
     250   RPM International, Inc..................     3,820
                                                     --------
                                                       26,723
                                                     --------
           ELECTRONICS (3.0%)
     600   Applied Materials, Inc. (b).............     7,818
     700   Intel Corp..............................    10,899
     225   Thomas & Betts Corp. (b)................     3,803
                                                     --------
                                                       22,520
                                                     --------
           ENERGY (13.4%)
     450   ConocoPhillips..........................    21,776
     650   Exxon Mobil Corp........................    22,711
     600   Royal Dutch Petroleum Co................    26,411
     525   Schlumberger Ltd........................    22,097
     225   Transocean Sedco Forex, Inc.............     5,220
                                                     --------
                                                       98,215
                                                     --------
           FINANCIAL SERVICES (3.5%)
     675   Merrill Lynch & Co., Inc................    25,616
                                                     --------
           FOOD AND BEVERAGES (0.8%)
     250   ConAgra, Inc............................     6,253
                                                     --------
           HEALTH CARE (0.2%)
     175   Humana, Inc. (b)........................     1,750
                                                     --------
           INSURANCE (5.3%)
     450   Allstate Corp...........................    16,646
     500   Hartford Financial Services Group,
            Inc....................................    22,715
                                                     --------
                                                       39,361
                                                     --------
           MANUFACTURING (3.8%)
      75   Cooper Industries, Ltd..................     2,734
SHARES OR
PRINCIPAL                 SECURITY
 AMOUNT                  DESCRIPTION                  VALUE
---------  ----------------------------------------  --------
   1,050   Honeywell International, Inc............  $ 25,200
                                                     --------
                                                       27,934
                                                     --------
           MEDIA/PUBLISHING (3.1%)
   1,400   The Walt Disney Co......................    22,834
                                                     --------
           PHARMACEUTICALS (8.8%)
     950   Bristol-Myers Squibb Co.................    21,992
     450   Merck & Co., Inc........................    25,474
     800   Schering-Plough Corp....................    17,760
                                                     --------
                                                       65,226
                                                     --------
           RESTAURANTS (1.4%)
     100   Bob Evans Farms, Inc....................     2,335
     500   McDonald's Corp.........................     8,040
                                                     --------
                                                       10,375
                                                     --------
           RETAIL (8.3%)
     400   Best Buy Co. (b)........................     9,660
   1,050   CVS Corp................................    26,218
     750   May Department Stores Co................    17,235
     100   SUPERVALU, Inc..........................     1,651
     700   Toys 'R' Us, Inc. (b)...................     7,000
                                                     --------
                                                       61,764
                                                     --------
           TELECOMMUNICATIONS (5.0%)
     200   AT&T Corp...............................     5,222
     825   Verizon Communications, Inc.............    31,969
                                                     --------
                                                       37,191
                                                     --------
           TELECOMMUNICATIONS EQUIPMENT (1.0%)
   2,300   Corning, Inc. (b).......................     7,613
                                                     --------
           UTILITIES (6.1%)
     900   American Electric Power Company, Inc....    24,596
     600   Cinergy Corp............................    20,232
                                                     --------
                                                       44,828
                                                     --------
           Total Common Stocks.....................   704,632
                                                     ========
REPURCHASE AGREEMENTS -- (8.4%)
 $62,000   UBS Warburg, 1.10%, 1/2/03,
            (Proceeds at maturity $62,004,
            collateralized by a U.S. Treasury
            Note)..................................    62,000
                                                     --------
           Total Repurchase Agreements.............    62,000
                                                     ========
Total Investments (Cost $743,383) (a) -- 103.5%....   766,632
Liabilities in excess of other assets -- (3.5)%....   (26,177)
                                                     --------
NET ASSETS -- 100.0%...............................  $740,455
                                                     ========

------------------------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $1,096. Cost for federal tax purposes differs from value by net unrealized appreciation of $22,153, which is composed of $42,881 appreciation and $(20,728) depreciation at December 31, 2002.
(b)  Non-income producing security.
ADR -- American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

________________________________________________________________________________

 FIFTH THIRD VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                QUALITY GROWTH VIP  BALANCED VIP  MID CAP VIP  DISCIPLINED VALUE VIP
                                       FUND             FUND         FUND              FUND
                                ------------------  ------------  -----------  ---------------------
ASSETS:
  Investments, at value (Cost
   $3,741,747; $620,271;
   $684,974; $681,383)........      $3,083,830       $ 643,810     $ 712,824         $ 704,632
  Repurchase agreements, at
   cost.......................              --         105,000        62,000            62,000
                                    ----------       ---------     ---------         ---------
    Total Investments.........       3,083,830         748,810       774,824           766,632
                                    ----------       ---------     ---------         ---------
  Cash........................              --              96           347               906
  Interest and dividends
   receivable.................           3,137           2,207           382             1,714
  Prepaid expenses............           1,450             499           499               499
                                    ----------       ---------     ---------         ---------
    Total assets..............       3,088,417         751,612       776,052           769,751
                                    ----------       ---------     ---------         ---------
LIABILITIES:
  Payable for investments
   purchased..................              --          30,379            --            15,867
  Accrued expenses and other
   payables...................          21,341          13,487        13,731            13,429
                                    ----------       ---------     ---------         ---------
    Total liabilities.........          21,341          43,866        13,731            29,296
                                    ----------       ---------     ---------         ---------
NET ASSETS:
  Capital.....................       3,986,605         684,442       734,471           726,938
  Accumulated net investment
   income.....................              --             922            --                --
  Accumulated net realized
   loss from investment
   transactions...............        (261,612)         (1,157)           --            (9,732)
  Net unrealized
   appreciation/(depreciation)
   of investments.............        (657,917)         23,539        27,850            23,249
                                    ----------       ---------     ---------         ---------
    Net Assets................      $3,067,076       $ 707,746     $ 762,321         $ 740,455
                                    ==========       =========     =========         =========
  Outstanding units of
   beneficial interest
   (shares)...................         530,923          67,453        72,627            72,037
                                    ==========       =========     =========         =========
  Net asset value -- offering
   and redemption price per
   share......................      $     5.78       $   10.49     $   10.50         $   10.28
                                    ==========       =========     =========         =========

SEE NOTES TO FINANCIAL STATEMENTS.
________________________________________________________________________________

 FIFTH THIRD VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                QUALITY GROWTH VIP  BALANCED VIP  MID CAP VIP  DISCIPLINED VALUE VIP
                                       FUND           FUND (A)     FUND (A)          FUND (A)
                                ------------------  ------------  -----------  ---------------------
INVESTMENT INCOME:
  Interest income.............      $      --         $  3,347     $    346          $    363
  Dividend income.............         19,913            2,052        1,045             7,181
                                    ---------         --------     --------          --------
    Total income:.............         19,913            5,399        1,391             7,544
                                    ---------         --------     --------          --------
EXPENSES:
  Investment advisory fees....         16,446            2,022        2,154             2,065
  Administration fees.........          1,057              114          121               116
  Accounting fees.............         33,108           14,789       14,489            14,930
  Audit fees..................         11,550           11,550       11,550            11,550
  Insurance fees..............          5,116              348          348               348
  Legal fees..................         54,505            2,843        2,986             2,823
  Printing costs..............          3,913              468          503               506
  Transfer agent fees.........         10,002            4,634        4,634             4,634
  Trustees' fees and
   expenses...................          9,140              591          623               604
  Other.......................          3,451              816        1,012             1,020
                                    ---------         --------     --------          --------
    Total expenses............        148,288           38,175       38,420            38,596
    Less: Waiver and/or
     reimbursement from
     Advisor..................        (97,039)         (23,860)     (23,820)          (24,120)
    Less: Waiver from
     administrator and/or
     affiliates...............        (25,340)         (11,614)     (11,614)          (11,614)
                                    ---------         --------     --------          --------
  Net expenses................         25,909            2,701        2,986             2,862
                                    ---------         --------     --------          --------
Net investment income
 (loss).......................         (5,996)           2,698       (1,595)            4,682
                                    ---------         --------     --------          --------
REALIZED/UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
  Net realized gains (losses)
   from investment
   transactions...............       (193,372)              39           --            (9,732)
  Change in unrealized
   appreciation/depreciation
   of investments.............       (646,140)          23,539       27,850            23,249
                                    ---------         --------     --------          --------
    Net realized/unrealized
     gains (losses) on
     investments..............       (839,512)          23,578       27,850            13,517
                                    ---------         --------     --------          --------
    Change in net assets
     resulting from
     operations...............      $(845,508)        $ 26,276     $ 26,255          $ 18,199
                                    =========         ========     ========          ========

------------------------

(a) For the period from July 15, 2002 (commencement of operations) through December 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.
________________________________________________________________________________

 FIFTH THIRD VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                  QUALITY GROWTH VIP         BALANCED VIP     MID CAP VIP    DISCIPLINED VALUE VIP
                                         FUND                    FUND            FUND                FUND
                           --------------------------------  -------------  ---------------  ---------------------
                               FOR THE        JANUARY 26,      JULY 15,        JULY 15,            JULY 15,
                             YEAR ENDED         2001 TO         2002 TO         2002 TO             2002 TO
                            DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,        DECEMBER 31,
                                2002           2001 (A)        2002 (A)        2002 (A)            2002 (A)
                           ---------------  ---------------  -------------  ---------------  ---------------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
  Net investment income
   (loss)................    $   (5,996)      $   (1,026)      $  2,698        $ (1,595)           $  4,682
  Net realized gains
   (losses) from
   investment
   transactions..........      (193,372)         (68,240)            39              --              (9,732)
  Change in unrealized
   appreciation/
   depreciation of
   investments...........      (646,140)         (11,777)        23,539          27,850              23,249
                             ----------       ----------       --------        --------            --------
  Change in net assets
   resulting from
   operations............      (845,508)         (81,043)        26,276          26,255              18,199
                             ----------       ----------       --------        --------            --------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income................            --               --         (2,972)             --              (5,006)
                             ----------       ----------       --------        --------            --------
  Change in net assets
   from shareholder
   distributions.........            --               --         (2,972)             --              (5,006)
                             ----------       ----------       --------        --------            --------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued................     3,260,158        1,012,165        681,898         736,066             722,435
  Dividends reinvested...            --               --          2,972              --               5,006
  Cost of shares
   redeemed..............      (261,183)         (17,513)          (428)             --                (179)
                             ----------       ----------       --------        --------            --------
  Change in net assets
   from capital
   transactions..........     2,998,975          994,652        684,442         736,066             727,262
                             ----------       ----------       --------        --------            --------
  Change in net assets...     2,153,467          913,609        707,746         762,321             740,455
NET ASSETS:
  Beginning of period....       913,609               --             --              --                  --
                             ----------       ----------       --------        --------            --------
  End of period..........    $3,067,076       $  913,609       $707,746        $762,321            $740,455
                             ==========       ==========       ========        ========            ========
Undistributed net
 investment income.......    $       --       $       --       $    922        $     --            $     --
                             ==========       ==========       ========        ========            ========
SHARE TRANSACTIONS:
  Issued.................       459,466          112,768         67,209          72,627              71,568
  Reinvested.............            --               --            284              --                 485
  Redeemed...............       (39,162)          (2,149)           (40)             --                 (16)
                             ----------       ----------       --------        --------            --------
  Change in shares.......       420,304          110,619         67,453          72,627              72,037
                             ==========       ==========       ========        ========            ========

------------------------

(a)  Period from commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.
________________________________________________________________________________

 FIFTH THIRD VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

    (For a share outstanding throughout the period)

                                            QUALITY GROWTH VIP                   BALANCED VIP            MID CAP VIP
                                                   FUND                              FUND                   FUND
                                   ------------------------------------          -------------          -------------
                                      FOR THE              JANUARY 26,             JULY 15,               JULY 15,
                                    YEAR ENDED               2001 TO                2002 TO                2002 TO
                                   DECEMBER 31,           DECEMBER 31,           DECEMBER 31,           DECEMBER 31,
                                       2002                 2001 (A)               2002 (A)               2002 (A)
                                   -------------          -------------          -------------          -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....             $  8.26                $ 10.00                $ 10.00                $ 10.00
                                      -------                -------                -------                -------
INVESTMENT ACTIVITIES:
Net investment income
 (loss)..................               (0.01)                 (0.01)                  0.05                  (0.02)
Net realized/unrealized
 gains/ (losses).........               (2.47)                 (1.73)                  0.49                   0.52
                                      -------                -------                -------                -------
Total investment
 activities..............               (2.48)                 (1.74)                  0.54                   0.50
                                      -------                -------                -------                -------
DISTRIBUTIONS:
From net investment
 income..................                  --                     --                  (0.05)                    --
                                      -------                -------                -------                -------
Total distributions......                  --                     --                  (0.05)                    --
                                      -------                -------                -------                -------
NET ASSET VALUE, END OF
 PERIOD..................             $  5.78                $  8.26                $ 10.49                $ 10.50
                                      =======                =======                =======                =======
Total return.............              (30.02%)               (17.40%)(b)              5.37%(b)               5.00% (b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of
 period (000)............             $ 3,067                $   914                $   708                $   762
Ratio of expenses to
 average net assets......                1.10% (d)              1.10% (c)(d)           1.06%(c)(d)            1.10% (c)(d)
Ratio of net investment
 income (loss) to average
 net assets..............               (0.25%)                (0.22%)(c)              1.06%(c)              (0.59%)(c)
Portfolio turnover
 rate....................               12.03%                 32.52%                 12.20%                  0.00%

                           DISCIPLINED VALUE VIP
                                   FUND
                           ---------------------
                                 JULY 15,
                                  2002 TO
                               DECEMBER 31,
                                 2002 (A)
                           ---------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....          $10.00
                                   ------
INVESTMENT ACTIVITIES:
Net investment income
 (loss)..................            0.07
Net realized/unrealized
 gains/ (losses).........            0.28
                                   ------
Total investment
 activities..............            0.35
                                   ------
DISTRIBUTIONS:
From net investment
 income..................           (0.07)
                                   ------
Total distributions......           (0.07)
                                   ------
NET ASSET VALUE, END OF
 PERIOD..................          $10.28
                                   ======
Total return.............            3.53%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of
 period (000)............          $  740
Ratio of expenses to
 average net assets......            1.10%(c)(d)
Ratio of net investment
 income (loss) to average
 net assets..............            1.80%(c)
Portfolio turnover
 rate....................           36.68%

------------------------

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Absent voluntary waivers, ratios of expenses to average net assets would have been 1.10% due to the contractual expense limitation agreement.

SEE NOTES TO FINANCIAL STATEMENTS.
________________________________________________________________________________

 FIFTH THIRD VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

 1.  ORGANIZATION:

    The Variable Insurance Funds (the "Trust") was organized on July 20, 1994, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust.

    The Trust is authorized to issue an unlimited number of shares without par value. As of the date of this report, the Trust offered multiple separate series, each with its own investment objective. The accompanying financial statements are for the Fifth Third Quality Growth VIP Fund ("Quality Growth VIP Fund"), the Fifth Third Balanced VIP Fund ("Balanced VIP Fund"), the Fifth Third Mid Cap VIP Fund ("Mid Cap VIP Fund") and the Fifth Third Disciplined Value VIP Fund ("Disciplined Value VIP Fund") (individually a "Fund" and collectively the "Funds"). Shares of the Funds are offered to separate accounts of Hartford Life Insurance Company, as well as other eligible purchasers.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION--Exchange-listed securities generally are valued at the closing price on the exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Unlisted securities generally are valued at their latest bid quotation in their principal market. If no such bid is available, then such securities are valued in good faith at their respective fair market values using methods determined by or under the supervision of the Trust's Board of Trustees. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Portfolio securities with a remaining maturity of 60 days or less are valued either at amortized cost or original cost plus accrued interest, which approximates value. Investments in investment companies are valued at their respective net asset values as reported by such companies.

    REPURCHASE AGREEMENTS--The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Advisor to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. At December 31, 2002 all repurchase agreements were fully collateralized by U.S. Treasury securities.

    SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    EXPENSES--Expenses that are directly related to the Funds are charged directly to the Funds, while general Trust expenses are allocated to the Funds of the Trust based on their relative net assets or another appropriate method.

    DIVIDENDS TO SHAREHOLDERS--Dividends from net investment income, if any, are declared and paid annually for the Quality Growth VIP Fund and Mid Cap VIP Fund, and paid quarterly for the Balanced VIP Fund and Disciplined Value VIP Fund. Distributable net realized gains, if any are declared and distributed at least annually. Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of deferrals of certain losses. These "book/tax" differences are considered to be

________________________________________________________________________________

 FIFTH THIRD VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

    either temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent these differences exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    FEDERAL INCOME TAXES-- It is the intention of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

    The tax character of distributions paid during the fiscal year ended December 31, 2002 was as follows:

                                 DISTRIBUTIONS PAID FROM
                                 -----------------------
                                               TOTAL          TOTAL
                                 ORDINARY     TAXABLE     DISTRIBUTIONS
                                  INCOME   DISTRIBUTIONS      PAID
                                 --------  -------------  -------------
 Balanced VIP Fund.............   $2,972      $2,972         $2,972
 Disciplined Value VIP Fund....    5,006       5,006          5,006

    As of December 31, 2002, the components of tax basis accumulated earnings/(deficit) were as follows:

                                                                                               TOTAL
                                 UNDISTRIBUTED               ACCUMULATED     UNREALIZED     ACCUMULATED
                                   ORDINARY     ACCUMULATED  CAPITAL AND    APPRECIATION/    EARNINGS/
                                    INCOME       EARNINGS    OTHER LOSSES  (DEPRECIATION)*   (DEFICIT)
                                 -------------  -----------  ------------  ---------------  -----------
 Quality Growth VIP Fund.......      $ --          $ --       $(261,612)      $(657,917)     $(919,529)
 Balanced VIP Fund.............       922           922              --          22,382         23,304
 Mid Cap VIP Fund..............        --            --              --          27,850         27,850
 Disciplined Value VIP Fund....        --            --          (8,636)         22,153         13,517

 -----------------------------------------------------------------------------
 * The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, and the return of capital adjustments from real estate investment trusts.

    As of December 31, 2002, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any to the extent provided by the treasury regulations:

                                                 AMOUNT   EXPIRES
                                                --------  -------
      Quality Growth VIP Fund.................  $ 47,323    2009
                                                 214,289    2010
                                                --------
                                                $261,612
                                                ========
      Disciplined Value VIP Fund..............     8,636    2010

    For the taxable year ended December 31, 2002, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations: (unaudited)

                                                          QUALIFIED
                                                          DIVIDEND
                                                           INCOME
                                                          ---------
      Balanced VIP Fund.................................       53%
      Disciplined Value VIP Fund........................      100%

 3.  PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of portfolio securities (excluding short-term securities) for the period from January 1, 2002, through December 31, 2002, were as follows:

                                                PURCHASES    SALES
                                                ----------  --------
      Quality Growth VIP Fund.................  $3,291,519  $265,569
      Balanced VIP Fund*......................     683,422    62,754
      Mid Cap VIP Fund*.......................     684,974        --
      Disciplined Value VIP Fund*.............     895,094   203,978

 -----------------------------------------------------------------------------
 * Reflects operations for the period from July 15, 2002 (date of commencement of operations) through December 31, 2002.

 4.  RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Funds by Fifth Third Asset Management Inc., (the "Advisor"), a subsidiary of Fifth Third Bancorp. Under the terms of the investment advisory agreement, the Advisor is entitled to receive a fee computed daily at the annual rate of 0.70% of the average daily net assets for the Quality Growth VIP Fund, and 0.80% of the average daily net assets for the Balanced VIP Fund, Mid Cap VIP Fund and Disciplined Value VIP Fund. The Advisor has contractually agreed to reduce the fees payable to it under the investment advisory agreement and make additional payments to the extent necessary

________________________________________________________________________________

 FIFTH THIRD VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

    to limit expenses to 1.10% of the average daily net assets of each Fund.

    The Advisor has entered into an expense limitation agreement with the Balanced VIP Fund, Mid Cap VIP Fund and the Disciplined Value VIP Fund. Under the terms of this agreement, the Advisor may request and receive reimbursement of the investment advisory fees waived and other expenses reimbursed by it for the period from inception to April 30, 2003, at a later date not to exceed April 30, 2005. Such repayments shall be made monthly, but only if the operating expenses of each Fund are at an annualized rate less than the expense limit for the payments made through the period ended December 31. The following waived fees and reimbursement for the period ended December 31, 2002, represent each Fund's maximum allowable amount eligible as of December 31, 2002, for repayment to the Advisor at a later date not to exceed April 30, 2005.

      Balanced VIP Fund.................................  $23,860
      Mid Cap VIP Fund..................................   23,820
      Disciplined Value VIP Fund........................   24,120

    BISYS Fund Services Ohio, Inc. ("BISYS Ohio") with which certain officers and trustees of the Trust are affiliated, serves the Trust as Administrator. Such officers and trustees are paid no fees directly by the Trust for serving as officers and trustees of the Trust. Under the terms of the Management and Administration Agreement between BISYS Ohio and the Trust, BISYS Ohio receives fees based on a percentage of the average daily net assets of the Funds. BISYS Fund Services Limited Partnership ("BISYS") serves, without compensation, as Distributor of the Funds. BISYS Ohio also serves the Funds as Transfer Agent and Fund Accountant receiving fees based on a percentage of average daily net assets of each Fund, plus out of pocket charges. BISYS, an Ohio limited partnership, and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

    Fifth Third Bank serves as the Fund's custodian and receives a fee computed daily at an annual rate of 0.0025% of the average daily net assets of the Funds.

    The Trust has adopted a Variable Contract Owner Servicing Plan (the "Service Plan") under which the Funds may reimburse to a servicing agent a fee at an annual rate of up to 0.25% of the average daily net assets of the Funds. For the period ended December 31, 2002, the Funds did not make any payments pursuant to the Service Plan.

________________________________________________________________________________

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Variable Insurance Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fifth Third Quality Growth VIP Fund, Fifth Third Balanced VIP Fund, Fifth Third Mid Cap VIP Fund and Fifth Third Disciplined Value VIP Fund (four series of Variable Insurance Funds, hereafter referred to as the "Funds") at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year (or period) then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements and financial highlights of the Fifth Third Quality Growth VIP Fund for the period January 26, 2001 through December 31, 2001 were audited by other independent accountants whose report dated February 15, 2002 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Columbus, Ohio
February 14th, 2003

TRUSTEES AND OFFICERS OF THE TRUST

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                              POSITION(S)   TERM OF OFFICE                                FUND COMPLEX
                               HELD WITH     AND LENGTH OF     PRINCIPAL OCCUPATION(S)     OVERSEEN BY
NAME, ADDRESS, AND AGE           FUND         TIME SERVED        DURING PAST 5 YEARS         TRUSTEE
----------------------        -----------  -----------------  --------------------------  -------------
NON-INTERESTED TRUSTEES

James H. Woodward             Trustee      Indefinite         Chancellor, University of        53
University of North                        4/97 to present    North Carolina at
  Carolina at Charlotte                                       Charlotte--7/89 to present
9201 University City Blvd.
Charlotte, NC 28223
Birthdate: 11/24/1939

Michael Van Buskirk           Trustee      Indefinite         Chief Executive Officer,         25
3435 Stelzer Road                          4/97 to present    Ohio Bankers Assoc.
Columbus, OH 43219                                            (industry trade
Birthdate: 2/22/1947                                          association)--5/91 to
                                                              present
INTERESTED TRUSTEE

Walter B. Grimm(1)            Trustee      Indefinite         Employee of BISYS Fund           25
3435 Stelzer Road                          4/97 to present    Services--6/92 to present
Columbus, OH 43219
Birthdate: 6/30/1945


                                    OTHER TRUSTEESHIPS
NAME, ADDRESS, AND AGE               HELD BY TRUSTEE*
----------------------        ------------------------------
NON-INTERESTED TRUSTEES
James H. Woodward             J.A. Jones, Inc.
University of North
  Carolina at Charlotte       AmSouth Mutual Funds
9201 University City Blvd.    (28 portfolios)
Charlotte, NC 28223
Birthdate: 11/24/1939
Michael Van Buskirk           Coventry Corporation
3435 Stelzer Road
Columbus, OH 43219
Birthdate: 2/22/1947

INTERESTED TRUSTEE
Walter B. Grimm(1)            1st Source Monogram Funds
3435 Stelzer Road
Columbus, OH 43219            American Performance Funds
Birthdate: 6/30/1945
                              Brenton Mutual Funds

                              Counter Bond Fund

                              Kensington Funds

                              Perfomance Funds Trust

                              The Shelby Funds

                              United American Cash Reserves

                              UST of Boston

--------------------------

  *  Not reflected in prior column.
(1) Mr. Grimm has been deemed to be an "interested person," as defined by the Investment Company Act of 1940 Act, because of his employment with BISYS Fund Services.

EXECUTIVE OFFICERS

                                                     TERM OF OFFICE
                                                      AND LENGTH OF     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE  POSITION(S) HELD WITH FUND     TIME SERVED        DURING PAST 5 YEARS
----------------------  --------------------------  -----------------  -------------------------

Walter B. Grimm         President and Chairman of   Indefinite         Employee of BISYS Fund
3435 Stelzer Road       the Board                   4/97 to present    Services (6/92 to
Columbus, OH 43219                                                     present)
Birthdate: 6/30/1945

Charles L. Booth        Vice President and          Indefinite         Employee of BISYS Fund
3435 Stelzer Road       Assistant Secretary         4/99 to present    Services (4/91 to
Columbus, OH 43219                                                     present)
Birthdate: 4/4/1960

Alaina Metz             Secretary                   Indefinite         Employee of BISYS Fund
3435 Stelzer Road                                   4/97 to present    Services (6/95 to
Columbus, OH 43219                                                     present)
Birthdate: 4/4/1967

Trent Statczar          Treasurer                   Indefinite         Employee of BISYS Fund
3435 Stelzer Road                                   8/02 to present    Services (6/93 to
Columbus, OH 43219                                                     present)
Birthdate: 8/31/71

Nimish Bhatt            Principal Financial and     Indefinite         Employee of BISYS Fund
3435 Stelzer Road       Accounting Officer and      11/98 to present   Services (7/96 to
Columbus, OH 43219      Comptroller                                    present)
Birthdate: 6/6/1963

The officers of the Trust are interested person (as defined in the 1940 Act) and receive no compensation directly from the Funds for performing the duties of their offices.

The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling 1-800-451-8382.